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EXHIBIT 24.(b)(5)(a)(iii)

 [JOHN HANCOCK LOGO]
JOHN HANCOCK ANNUITIES

                                                        FOR USE IN NEW YORK ONLY

                               Address: P.O. Box 9506, Portsmouth, NH 03802-9506 Overnight mailing address: 164 Corporate Drive, Portsmouth, NH 03801-6815
                                   Home Office: Valhalla, NY Phone: 800-551-2078
                                         Web Address: www.jhannuitiesnewyork.com



John Hancock Life Insurance Company of New York


        Application for Venture(R)


        Flexible Payment Deferred
        Variable Annuity Application

        - Payment or original exchange/transfer
          paperwork must accompany Application

        - Include any state-required
          Replacement Forms



APPVEN0507-NY                                                        0608: 70273


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--------------------------------------------------------------------------------

 1. ACCOUNT REGISTRATION

    Application solicited in the state of [__|__]


    A. Non qualified (select only one ownership type)

    [ ] Individual     [ ] Trust      [ ] Corporation
    [ ] UGMA/UTMA      [ ] Charitable Remainder Trust
    [ ] Other
             ----------------------------------------


    B. Qualified (select only one plan type)

    [ ] Traditional IRA, Tax year______ [ ] Inherited/Beneficiary IRA
    [ ] Roth IRA, Tax year_______       [ ] 403(b) Non-ERISA
    [ ] SEP-IRA                         [ ] 403(b) ERISA
    [ ] SIMPLE IRA                      [ ] Individual 401 (k)
    [ ] Other__________________________

--------------------------------------------------------------------------------

 2. PURCHASE PAYMENT (minimum $2,000 qualified; $5,000 non-qualified)

    Payment or original exchange/transfer paperwork must accompany application.

    A. Direct Payment/Amount   $
                                --------------------------------

    [ ] Check
        payable to John Hancock Life Insurance Company of New York

    [ ] Wire
        contact us for wiring instructions


    B. Transfer/Estimated Amount (include transfer paperwork)

    [ ] Nonqualified 1035 Exchange $
                                    ----------------------------
    [ ] Qualified Direct Transfer $
                                   -----------------------------
    [ ] Qualified Rollover from another carrier $
                                                 ---------------

--------------------------------------------------------------------------------

 3. OWNER    [ ] Male    [ ] Female    [ ] Trust/Entity

    ------------------------------------------------------------------------
    Owner's Name (First, Middle, Last or Name of Trust/Entity)

    ------------------------------------------------------------------------
    Mailing Address

    ------------------------------------------------------------------------
    City, State, Zip

    ------------------------------------------------------------------------
    Residential Address (required if different from mailing or address is PO Box)

    --------------------------     -----------------------------------------
    Date of Birth (mm dd yyyy)     Social Security/Tax Identification Number

    ------------------------------------------------------------------------
    Client Brokerage Account Number




    CO-OWNER  [ ] Male    [ ] Female    [ ] Trust/Entity

    ------------------------------------------------------------------------
    Co-owner's Name (First, Middle, Last or Name of Trust/Entity)

    ------------------------------------------------------------------------
    Mailing Address

    ------------------------------------------------------------------------
    City, State, Zip

    ------------------------------------------------------------------------
    Residential Address (required if different from mailing or address is PO Box)

    --------------------------     -----------------------------------------
    Date of Birth (mm dd yyyy)     Social Security/Tax Identification Number

--------------------------------------------------------------------------------




 4. ANNUITANT (if different from owner) [ ] Male  [ ] Female

    ------------------------------------------------------------------------
    Annuitant's Name (First, Middle, Last or Name of Trust/Entity)

    ------------------------------------------------------------------------
    Mailing Address

    ------------------------------------------------------------------------
    City, State, Zip

    ------------------------------------------------------------------------
    Residential Address (required if different from mailing or address is PO Box)

    --------------------------     -----------------------------------------
    Date of Birth (mm dd yyyy)     Social Security/Tax Identification Number



    CO-ANNUITANT (if different from co-owner) [ ] Male [ ] Female

    ------------------------------------------------------------------------
    Co-annuitant's Name (First, Middle, Last or Name of Trust/Entity)

    ------------------------------------------------------------------------
    Mailing Address

    ------------------------------------------------------------------------
    City, State, Zip

    ------------------------------------------------------------------------
    Residential Address (required if different from mailing or address is PO Box)

    --------------------------     -----------------------------------------
    Date of Birth (mm dd yyyy)     Social Security/Tax Identification Number




APPVEN0507-NY                                                        0608: 70273


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 [JOHN HANCOCK LOGO]
JOHN HANCOCK ANNUITIES


                                                       IMPORTANT Notice


--------------------------------------------------------------------------------
                                             Faxed Application Reminder
--------------------------------------------------------------------------------


 Please remember to include all pages of this application if you are submitting via fax. THE FRONT COVER CONTAINS IMPORTANT INFORMATION AND IS REQUIRED TO PROCESS YOUR APPLICATION CORRECTLY.

 Any application received WITHOUT ALL PAGES will be considered NOT IN GOOD ORDER and may delay processing.

 Should you have any questions, please contact us at 800-334-4437 or visit www.jhannuities.com for more information.


0608:13151029

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--------------------------------------------------------------------------------


 5. BENEFICIARY/IES (Total % of proceeds to primary beneficiaries must equal 100% and total % of proceeds to contingent beneficiaries must equal 100%)

    If there are co-owners, the surviving owner is the primary beneficiary. Contingent beneficiary(ies) receive proceeds only if primary beneficiary(ies) predecease the owner. If you wish to restrict the death payment options for your beneficiary(ies), please complete the separate Restricted Beneficiary Form. If you have additional beneficiaries, please use the Remarks Section 8 to continue.



    Beneficiary #1:   [X] Primary

              % of proceeds    [ ] Male   [ ] Female   [ ] Trust/Entity
    ----------


    ------------------------------------------------------------------------
    Primary Beneficiary's Name (First, Middle, Last or Name of Trust/Entity)


    ------------------------------------------------------------------------
    Relationship to Owner


    --------------------------     -----------------------------------------
    Date of Birth (mm dd yyyy)     Social Security/Tax Identification Number



    Beneficiary #2:   [ ] Primary   [ ] Contingent

              % of proceeds    [ ] Male   [ ] Female   [ ] Trust/Entity
    ----------


    ------------------------------------------------------------------------
    Primary Beneficiary's Name (First, Middle, Last or Name of Trust/Entity)


    ------------------------------------------------------------------------
    Relationship to Owner


    --------------------------     -----------------------------------------
    Date of Birth (mm dd yyyy)     Social Security/Tax Identification Number



    Beneficiary #3:   [ ] Primary   [ ] Contingent

              % of proceeds    [ ] Male   [ ] Female   [ ] Trust/Entity
    ----------


    ------------------------------------------------------------------------
    Primary Beneficiary's Name (First, Middle, Last or Name of Trust/Entity)


    ------------------------------------------------------------------------
    Relationship to Owner


    --------------------------     -----------------------------------------
    Date of Birth (mm dd yyyy)     Social Security/Tax Identification Number



    Beneficiary #4:   [ ] Primary   [ ] Contingent

              % of proceeds    [ ] Male   [ ] Female   [ ] Trust/Entity
    ----------


    ------------------------------------------------------------------------
    Primary Beneficiary's Name (First, Middle, Last or Name of Trust/Entity)


    ------------------------------------------------------------------------
    Relationship to Owner


    --------------------------     -----------------------------------------
    Date of Birth (mm dd yyyy)     Social Security/Tax Identification Number


--------------------------------------------------------------------------------

 6. OPTIONAL DEATH BENEFITS

    (Available at the time of application and cannot be canceled once elected. Age restrictions may apply.)

    [ ] Annual Step-Up Death Benefit

--------------------------------------------------------------------------------

 7. OPTIONAL WITHDRAWAL BENEFITS

    (Available at the time of application and cannot be canceled once elected. Age restrictions may apply. Investment restrictions apply. Please see
    Section 9.)

    The benefit may have limited usefulness in connection with contracts funding tax-qualified programs because partial withdrawals made to satisfy minimum distributions rules in a manner or amount other than described in the rider and prospectus might result in a reduction in the benefit base in excess of the amount withdrawn. If you plan to exercise the benefit before or after your required minimum distribution beginning date under the specific contract, consider whether the benefit is appropriate for your circumstances. You should consult your tax advisor.

    PLEASE CHOOSE ONLY ONE RIDER:

    Income Plus For Life       Principal Plus For Life     [ ] Principal Returns

    (Quarterly Step-Up Review)

    [ ] Single Life            [ ] Plus Automatic Annual Step-Ups
    [ ] Joint Life             [ ] Principal Plus For Life Classic

--------------------------------------------------------------------------------

 8. REMARKS


APPVEN0507-NY                                                        0608: 70273



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-------------------------------------------------------------------------------

 9. INITIAL INVESTMENT ALLOCATIONS

    Use this section only if you elect an Optional Withdrawal Benefit in section 7.


            MFC Global Investment Management (U.S.A.) Ltd


    ______% LIFESTYLE GROWTH (Not Available with Principal Returns)
            80% Stocks
            20% Bonds

    ______% LIFESTYLE BALANCED
            60% Stocks
            40% Bonds

    ______% LIFESTYLE MODERATE
            40% Stocks
            60% Bonds

    ______% LIFESTYLE CONSERVATIVE
            20% Stocks
            80% Bonds



            Variable Portfolios


    ______% AMERICAN FUNDS AMERICAN ASSET ALLOCATION


    ______% AMERICAN FUNDS AMERICAN FUNDAMENTAL HOLDINGS


    ______% AMERICAN FUNDS AMERICAN GLOBAL DIVERSIFICATION


    ______% MFC GIM(1) FRANKLIN TEMPLETON FOUNDING ALLOCATION


    ______% MFC GIM(1) INDEX ALLOCATION TRUST


    ______% MFC GIM(1) MONEY MARKET


    ______% DIMENSIONAL DISCIPLINED DIVERSIFICATION


    ______% T. ROWE PRICE CAPITAL APPRECIATION VALUE


    ______% WELLINGTON MANAGEMENT CORE ALLOCATION PLUS


            Dollar Cost Averaging Funds


    ______% 6 Month DCA (Must also complete section 10)


    ______% 12 Month DCA (Must also complete section 10)


      100 % TOTAL
    ------

    If you elect to Dollar Cost Average, complete Section 10. If you do not elect to Dollar Cost Average, skip to Section 13.


                                            (1) MFC Global Investment Management
                                                (U.S.A.) Limited

--------------------------------------------------------------------------------


10. OPTIONAL DOLLAR COST AVERAGING Complete this section if you wish to Dollar Cost Average. Dollar Cost Averaging is an optional program which involves the systematic transfer of specific dollar amounts each month from a Source Fund to one or more Variable portfolios. If no start date is indicated below, automatic transfers start 30 days after your contract's inception and continue until the Source fund is depleted. If the Transfer date is a weekend or holiday, the transfer will occur on the next business day.
    Start Date:
               --------- ---------- --------
                        (mm dd yyyy)


    Source Fund

    [ ] 6 month DCA Fund    [ ] 12 month DCA Fund
    [ ] Money Market Fund   [ ] Other Source Fund

                                ------------------

    If Money Market or Other Source Fund elected, indicate amount to be transferred each month.

    $
     ---------------------


    Destination Fund(s) and % to allocate (must equal 100%)

    ______________________             ________%
    Fund Name/Model

    ______________________             ________%
    Fund Name/Model

    ______________________             ________%
    Fund Name/Model

    ______________________             ________%
    Fund Name/Model


    If you elected an Optional Withdrawal Benefit, Destination Funds must be from the investment options listed in Section 9.





APPVEN0507-NY                                                        0608: 70273


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--------------------------------------------------------------------------------

11. INITIAL INVESTMENT ALLOCATIONS

    Use this section only if you DID NOT elect an Optional Withdrawal Benefit in section 7.

          MFC Global Investment Management (U.S.A.) Ltd

    ______% Lifestyle Aggressive
    ______% Lifestyle Growth
    ______% Lifestyle Balanced
    ______% Lifestyle Moderate
    ______% Lifestyle Conservative

          Variable Portfolios
    ______% American Funds American Asset Allocation
    ______% American Funds American Bond
    ______% American Funds American Fundamental Holdings
    ______% American Funds American Global Diversification
    ______% American Funds American Global Growth
    ______% American Funds American Global Small Cap
    ______% American Funds American Growth
    ______% American Funds American Growth-Income
    ______% American Funds American High-Income Bond
    ______% American Funds American International
    ______% American Funds American New World
    ______% Capital Guardian Income & Value
    ______% Capital Guardian U.S. Large Cap
    ______% Davis Financial Services
    ______% Davis Fundamental Value
    ______% DeAM Real Estate Securities
    ______% Dimensional Disciplined Diversification
    ______% GMO International Core
    ______% Jennison Capital Appreciation
    ______% Legg Mason Funds Management Core Equity
    ______% Marsico International Opportunities
    ______% MFC GIM(1) Franklin Templeton Founding Allocation
    ______% MFC GIM(1) Index Allocation
    ______% MFC GIM(1) Mid Cap Index
    ______% MFC GIM(1) Pacific Rim
    ______% MFC Global U.S. High Income
    ______% Munder Capital Small Cap Opportunities
    ______% PIMCO Global Bond
    ______% PIMCO Total Return
    ______% Pzena Classic Value
    ______% RCM/T. Rowe Price Science & Technology
    ______% T. Rowe Price Blue Chip Growth
    ______% T. Rowe Price Capital Appreciation Value
    ______% T. Rowe Price Equity-Income
    ______% T. Rowe Price Health Sciences
    ______% T. Rowe Price Small Company Value
    ______% Templeton(R) International Small Cap
    ______% Templeton(R) International Value
    ______% UBS Global AM Global Allocation
    ______% Van Kampen Value
    ______% Wellington Management Core Allocation Plus
    ______% Wellington Management Investment Quality Bond
    ______% Wellington Management Mid Cap Intersection
    ______% Wellington Management Mid Cap Stock
    ______% Wellington Management Natural Resources
    ______% Wellington Management Small Cap Growth
    ______% Wellington Management Small Cap Value
    ______% Western Asset High Yield
    ______% Western Asset Strategic Bond
    ______% Western Asset U.S. Government Securities

          Money Market
    ______% MFC GIM(1) Money Market

          Dollar Cost Averaging
    ______% 6 Month DCA (Must also complete section 12)
    ______% 12 Month DCA (Must also complete section 12)

          1 Year Fixed not currently available
          Fixed Accounts
    ______% 1 year Fixed
            NO1YRFXD03

     100  % TOTAL
    ------


    If you elect to Dollar Cost Average, complete Section 12.
    If you do not elect to Dollar Cost Average, skip to Section 13.


                                            (1) MFC Global Investment Management
                                                (U.S.A.) Limited


--------------------------------------------------------------------------------


12. OPTIONAL DOLLAR COST AVERAGING   Complete this section if you wish to Dollar
    Cost Average. Dollar Cost Averaging is an optional program which involves the systematic transfer of specific dollar amounts each month from a Source Fund to one or more Variable portfolios. If no start date is indicated below, automatic transfers start 30 days after your contract's inception and continue until the Source Fund is depleted. If the transfer date is a weekend or holiday, the transfer will occur on the next business day.
    Start Date:
               --------- ---------- --------
                        (mm dd yyyy)

    Source Fund

    [ ] 6 month DCA Fund   [ ] 12 month DCA Fund
    [ ] Money Market Fund  [ ] Other Source Fund

                               -----------------------

    If Money Market or Other Source Fund elected, indicate amount to be transferred each month
    $
     ---------------------


    Destination Fund(s) and % to allocate (must equal 100%)


    ______________________             ________%
    Fund Name

    ______________________             ________%
    Fund Name

    ______________________             ________%
    Fund Name

    ______________________             ________%
    Fund Name



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13. AUTOMATIC REBALANCING*


                                                            ACCEPT      DECLINE
                                                            [    ]      [ X  ]

                                                             Owner MUST mark or
                                                             the default will be
                                                             selected

    If marked, the Contract Value, excluding amounts in the fixed account investment options, will be automatically rebalanced as indicated by variable Investment Allocations elected in either Section 9 or 11 of the application, unless subsequently changed. If the Asset Allocation Model, Fundamental Holdings of America, is selected in Section 9, Automatic Rebalancing should not be elected here. Initial Payment must be allocated to at least 2 variable investment options in order to participate in Automatic Rebalancing.

    If a policyholder elects to participate in Automatic Rebalancing, the total value of the variable portfolios must be included in the program. Therefore, fund exchanges and subsequent payments received and applied to portfolios in percentages different from the current rebalancing allocation will be rebalanced at the next date of rebalancing unless the subsequent payments are allocated to the fixed account investment options. Automatic Rebalancing is not available if you are participating in a Dollar Cost Averaging program from a Variable Portfolio.

    Rebalancing will occur on the 25th of the month (or next business day); please indicate frequency. If no frequency is indicated, then Automatic Rebalancing will occur Quarterly:

    [ ] Quarterly   [ ] Semi-Annually (June & December)  [ ] Annually (December)

--------------------------------------------------------------------------------

14. ACKNOWLEDGMENTS/SIGNATURES

    STATEMENT OF APPLICANT: I/We agree that the Contract I/we have applied for shall not take effect until the later of: (1) the issuance of the Contract, or (2) receipt by the Company at its Annuity Service Office of the first payment required under the Contract. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded. I/We agree to be bound by the representations made in this application and acknowledge the receipt of an effective Prospectus describing the Contract applied for. The Contract I/we have applied for is suitable for my/our insurance investment objectives, financial situations, and needs.

    [ ] YES [ ] NO  Does the annuitant or applicant(s) have any existing annuity or insurance policies?

    [ ] YES [ ] NO  Will the purchase of this annuity replace or change any other insurance or annuity?

                    IF YOU ANSWERED "YES" TO EITHER QUESTION, PLEASE COMPLETE BELOW AND ATTACH TRANSFER PAPERWORK AND ANY NECESSARY STATE REPLACEMENT FORMS:


                                                [ ] Annuity   [ ] Life Insurance


    ----------------------------------------------------------------------------
    Issuing Company                             Contract Number


                                                [ ] Annuity   [ ] Life Insurance


    ----------------------------------------------------------------------------
    Issuing Company                             Contract Number

    I/WE UNDERSTAND THAT UNLESS I/WE ELECT OTHERWISE, THE MATURITY DATE WILL BE THE LATER OF THE 1ST OF THE MONTH FOLLOWING THE ANNUITANT'S 90TH BIRTHDAY, OR 10 YEARS FROM THE CONTRACT DATE (IRAS AND CERTAIN QUALIFIED RETIREMENT PLANS MAY REQUIRE DISTRIBUTIONS TO BEGIN BY AGE 70 1/2).
    ALTERNATE MATURITY DATE
                           --------------------------------------

    I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS AND UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE CONTRACT APPLIED FOR, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

    I HAVE READ THE APPLICABLE FRAUD STATEMENT CONTAINED IN THE STATE DISCLOSURES SECTION.

    I CERTIFY MY STATUS AS A CITIZEN OF THE UNITED STATES OF AMERICA OR A RESIDENT ALIEN OF THE UNITED STATES OF AMERICA.

    X
    -------------------------------    ---------------------   -----------------
    Signature of Owner                 City, State             Date (mm dd yyyy)

    X
    -------------------------------
    Signature of Co-owner (if any)

    X
    -------------------------------    ---------------------
    Signature of Annuitant             City, State

    X
    ----------------------------------
    Signature of Co-annuitant (if any)




APPVEN0507-NY                                                        0608: 70273


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GOOD ORDER CHECKLIST TO EXPEDITE YOUR ANNUITY BUSINESS
-------------------------------------------------------------------------------

[ ] Have the contract owner(s), annuitant(s) (if different from the owner), and advisor signed and dated all of the required paperwork?

[ ] If applicable, is the 1035 Exchange/Rollover/Transfer form signed and dated by all required parties? Are all relevant sections complete?

[ ] If necessary, is the appropriate state replacement form signed and dated?


    - Use the Replacement Form Reference Guide in the Business Forms Booklet to help verify which form is needed.

    - Signatures on the replacement form must be dated on or before the date the application is signed.


[ ] Is the state name the same in Sections 1, 3, and 15 of the application? If not, please complete Alternate Issue State Verification Form located in the Business Forms Booklet.

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15. AGENT INFORMATION

    A. Agent Certification

    [ ] YES [ ] NO  Does the annuitant or applicant have existing individual life insurance policies or annuity contracts?
    [ ] YES [ ] NO  Will this contract replace or change any existing life insurance or annuity in this or any other company?


    B. Option (if left blank, option will default to your firm's Selling Agreement)

    [ ] Option A     [ ] Option B1       [ ] Option B2       [ ] Option C


    C. Agent Information

    X
    -------------------------------  -----------------------------  ------------
    Signature of Agent #1            Printed Name of Agent          Percentage %

    --------------------   -----------------------------  ----------------------
    State License ID       Broker/Dealer Rep Number       Social Security Number


    -------------------------------------------------   ------------------------
    Broker/Dealer Firm                                  Agent's Telephone Number



    X
    -------------------------------  -----------------------------  ------------
    Signature of Agent #2            Printed Name of Agent          Percentage %

    --------------------   -----------------------------  ----------------------
    State License ID       Broker/Dealer Rep Number       Social Security Number


    -------------------------------------------------   ------------------------
    Broker/Dealer Firm                                  Agent's Telephone Number





                                      *Unless subsequently changed in accordance
                                       with terms of Contract issued.

APPVEN0507-NY                                                        0608: 70273


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APPVEN0507-NY